                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         September 14, 1998
                                                      --------------------------


                                 Oncormed, Inc.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
         --------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         00-13768                                        52-1842781
--------------------------                --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


  205 Perry Parkway, Gaithersburg, Maryland                           20877
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                          (Zip Code)


                                 (301) 208-1888
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events

                     The Company and Oncor, Inc. are parties to the following technology license agreements: (1) the Technology License Agreement, dated July 12, 1993, (2) the Restated Technology Agreement, dated June 6, 1994, and (3) the Amended and Restated Technology License Agreement, dated February 24, 1997 (collectively, the "Technology Agreement"). On June 6, 1994, the Company issued to Oncor, Inc. a Convertible Subordinated Promissory Note (the "Note") in the original principal amount of $715,751. On November 13, 1997, the Company and Oncor, Inc. entered into a letter agreement regarding BRCA1 and BRCA2 technology (the "BRCA Agreement").

                     On September 14, 1998, the Company and Oncor, Inc. entered into a Termination Agreement (the "Termination Agreement"), which, among other things, terminated the Technology Agreement and the BRCA Agreement. All amounts to be paid by the Company to Oncor or Oncor to the Company under the Technology Agreement or the BRCA Agreement are being waived and forgiven in full. In addition, under the Termination Agreement, the Note shall be automatically cancelled upon payments by the Company to Oncor, Inc. in an aggregate amount equal to $500,000, with $250,000 being paid on the date of the Termination Agreement and $250,000 paid upon the consummation of the merger of the Company with and into Gene Logic Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Gene Logic Inc. (the "Merger"). In the event, the Merger is not consummated by December 31, 1998, the remaining principal due and owing to Oncor under the Note shall be $357,875.50, which amount shall be repaid to Oncor in accordance with the terms of the Note. A copy of the Termination Agreement is attached hereto as Exhibit
                     10.1 and is incorporated herein by reference.



Item 7.      Financial Statements and Exhibits

                     (c)  Exhibits

Exhibit Number                  Description

       10.1                     Termination Agreement, dated September 14, 1998.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      Oncormed, Inc.
                      ----------------------------------------------
                      (Registrant)

                      By:      /s/ DOUGLAS DOLGINOW
                               -------------------------------------
                      Name:    Douglas Dolginow
                               -------------------------------------
                      Title:   President and Chief Operating Officer
                               -------------------------------------



Dated:  September 22, 1998